EXHIBIT 10.26

                          COMMON STOCK PURCHASE WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            Warrant for the Purchase of Shares of Common Stock, $.001
                               par value per share

                                  June 15, 2006

        This certifies that, for value received, CCG Partners LLC (the "WARRANT HOLDER") is entitled to subscribe for and purchase from Zhongpin Inc., a Delaware corporation (the "COMPANY"), on the terms and conditions set forth herein, at any time during the Exercise Period (as hereinafter defined) up to ONE HUNDRED THOUSAND (100,000) fully paid and non-assessable shares of common stock, $.001 par value per share, of the Company (the "COMMON STOCK"), as the same may be adjusted pursuant to Section 5 hereof, at the Exercise Price (as hereinafter defined).

SECTION 1.     DEFINITIONS.

        "AGGREGATE EXERCISE PRICE" means the Exercise Price multiplied by the total number of shares of Common Stock for which this Warrant is being exercised.

        "CHANGE OF CONTROL" means (i) any consolidation or merger involving the Company pursuant to which the Company's stockholders immediately prior to such event own less than fifty percent (50%) of the voting securities of the surviving entity, or (ii) the sale of all or substantially all of the assets of the Company, or (iii) any acquisition after the date hereof, directly or indirectly, by any person or group of persons (as such terms are defined in the Exchange Act) of the beneficial ownership (as such term is defined in the Exchange Act) of 50% or more of the Common Stock or securities convertible into, exercisable for or exchangeable for Common Stock.

        "ENGAGEMENT LETTER" means the Letter of Engagement dated June 1, 2006 between CCG Investor Relations, CCG Elite and Zhongpin, Inc.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "EXERCISE DATE" means the date on which this Warrant, the Exercise Notice and the Aggregate Exercise Price are received by the Company.

        "EXERCISE NOTICE" means the form attached hereto as EXHIBIT A, duly executed by the Warrant Holder.


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


        "EXERCISE PERIOD" means the period beginning on the Grant Date and continuing until the third anniversary of the date hereof.

        "EXERCISE PRICE" is $6.50 per share of Common Stock, subject to the adjustments set forth in Section 5 hereof.

        "GRANT DATE" means the date of this Warrant.

        "SEC" means the United States Securities and Exchange Commission.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "WARRANT" means the right to purchase shares of Common Stock granted by this warrant.

        "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of this Warrant.

SECTION 2.     EXERCISE.

(a) This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time during the Exercise Period, and shall vest in 12 installments, with the right to purchase 12,000 shares vesting on June 30, 2006 and the right to purchase 8,000 additional shares vesting on the last day of each succeeding calendar month for the next 11 calendar months so long as on such date the Engagement Letter shall not have been terminated by any party thereto pursuant to the terms thereof. This Warrant may be exercised by the delivery to the Company, at the address set forth in Section 12 hereof, of this Warrant, the Exercise Notice duly executed by the Warrant Holder and the Aggregate Exercise Price made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company.

(b) Notwithstanding the foregoing, in the event that this Warrant is not exercised in whole, the number of Warrant Shares shall be reduced by the number of Warrant Shares for which this Warrant is exercised, and the Company shall, at its expense, issue and deliver to the Warrant Holder a new Warrant in the name of the Warrant Holder, reflecting the reduced number of Warrant Shares.

SECTION 3.     CASHLESS EXERCISE.

       In addition to and without limiting the rights of each Holder under paragraph 1(a), at each Holder's option, this Warrant may be exercised by being exchanged in whole or from time to time in part at any time on or prior to the Expiration Date, for a number of shares of Common Stock having an aggregate Current Market Price (as defined below) on the date of such exercise equal to the difference between (x) the Current Market Price of the number of shares of Common Stock subject to this Warrant designated by the Holder on the date of the exercise (the "Designated Number of Shares") and (y) the aggregate Warrant Exercise Price for such shares in effect at such time.

       Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be reduced by the Designated Number of Shares and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the Holder (or its


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


        designee) a new Warrant for such balance of shares. No payment of any cash or other consideration to the Company shall be required from the Holder (or its designee) in connection with any exercise of this Warrant by exchange pursuant to this paragraph 1(b). Such exchange shall be effective upon the date of receipt by the Company of the Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this section be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the Current Market Price of a share of Common Stock on the date of the exchange.

        So long as no cash is paid in connection with the cashless exercise of this Warrant, the holding period for the shares issued in connection with such cashless exercise, for the purposes of Rule 144 of the Securities Act of 1933, shall relate back to the date of this Warrant.

SECTION 4.     DELIVERY OF STOCK CERTIFICATES.

(a) Subject to the terms and conditions of this Warrant, promptly after the exercise of this Warrant in whole or in part, the Company shall cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder is entitled upon such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled in accordance with the provisions hereof.

 (b) This Warrant may not be exercised as to fractional shares of Common Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of a Warrant, the Company will pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the fair market value per share of Common Stock at the close of business on the day of exercise.

SECTION 5.     REPRESENTATIONS, WARRANTIES OF THE COMPANY.

        The Company represents and warrants to the Warrant Holder as follows:

        (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms;

        (b) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable; and

        (c) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares, and will accordingly adjust the number of such shares of Common Stock promptly upon the occurrence of any of the events specified in
               Section 5 hereof.


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


SECTION 6.     ANTI-DILUTION.

        The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, are subject to adjustment from time to time in accordance with this Section 5(a). If the Company, at any time or from time to time after the Grant Date, pays a stock dividend in shares of its Common Stock, effects a subdivision of the outstanding Common Stock, combines the outstanding shares of Common Stock, issues by reclassification of shares of its Common Stock any shares of capital stock of the Company, makes a distribution of any of its assets (other than cash dividends payable out of earnings or retained earnings in the ordinary course of business) then, in each such case, the Exercise Price in effect immediately prior to such event shall be adjusted so that each Warrant Holder shall have the right to exercise such Warrant Holder's Warrants to purchase the number of shares of Common Stock (or other securities or assets) which such holder would have owned after the event had such Warrants been exercised immediately before the happening of such event. Any adjustment under this Section 5 shall become effective retroactively immediately after the record date in the case of a dividend and distribution and shall become effective immediately after the effective date in the case of a issuance, subdivision, combination or reclassification.

SECTION 7.    CHANGE OF CONTROL.

        In case of any Change of Control of the type referred to in clauses (i) or (ii) in the definition of "Change of Control", the Company shall make appropriate provision so that upon such Change of Control this Warrant shall automatically convert into a right to receive an amount of shares of stock and other securities and property receivable by the Company's shareholders (for purposes of this Section 6, the "CONSIDERATION") in such Change of Control transaction, which is equal to the difference between (a) the amount of Consideration receivable by a holder of the same number of shares of Common Stock as were purchasable by the Warrant Holder immediately prior to such Change of Control and (b) the amount of Consideration equal to the value of the cash consideration that would have been required to be paid by the Warrant Holder if this Warrant had been fully exercised immediately prior to such Change of Control.

SECTION 8.     PIGGY-BACK REGISTRATION.

(a) If the Company at any time or from time to time proposes to file on its behalf and/or on behalf of any of its security holders a Registration Statement under the Securities Act on any form (other than (i) any amendment to the Company's Registration Statement on Form S-1 originally filed with the SEC on April 12, 2006 (Registration No. 333-133226), or
        (ii) a Registration Statement on Form S-4 or S-8, or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act, or to employees of the Company pursuant to any employee benefit plan) for the registration of securities to be sold for cash with respect to its Common Stock, it will give written notice to the Warrant Holder at least twenty (20) days before the initial filing with the SEC of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered. The notice shall offer to include in such Registration Statement the number of Warrant Shares the Warrant Holder requests.

(b) The Warrant Holder shall advise the Company in writing within ten (10) days after the date of its receipt of such offer of the number of Warrant Shares which the Warrant Holder requires to be included in the Registration Statement and the Warrant Holder's proposed method of distribution thereof ("WARRANT HOLDER'S Notice"). The Company shall include in such Registration Statement, as initially filed, as amended and as the same goes effective, the Warrant Shares described in the


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


        Warrant Holder's Notice, in such fashion that the Warrant Holder may sell such shares in accordance with the method of distribution specified in the Warrant Holder's Notice, and without violation of the Securities Act.

(c)     If the underwriter of the registered public offering referred to in this
        Section 7 shall advise the Company in writing that marketing factors require a limitation of the amount of securities to be underwritten, securities shall be included in such offering in the following priority: first, the Common Stock proposed to be registered by the Company and second, securities requested to be included in such registration by the Warrant Holder. Any securities excluded pursuant to the provisions of this Section 7 shall be withdrawn from and shall not be included in such registration. The Warrant Holder will agree to customary indemnification requirements and lock-up of all shares not included in the registration for a period not to exceed one hundred and eighty (180) days following the effectiveness of such registration.

(d)     In connection  with the filing of a registration  statement  pursuant to
        Section 7(a), the Company shall:

               (i) notify the Warrant Holder as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement;

               (ii) notify the Holder promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

               (iii) prepare and file with the SEC said registration statement, respond as promptly as possible to any comments received by the SEC, and use its best efforts to cause the registration statement to become effective;

               (iv) prepare and file without expense to the Warrant Holder any necessary amendments or supplements to such registration statement or prospectus as may be necessary to comply with
               Section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of the securities by the Warrant Holder;

               (v) use diligent best efforts to qualify the shares of Common Stock being so registered for sale under the securities or blue sky laws in such jurisdictions as shall be reasonably requested by the Warrant Holder in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities;

               (vi) notify the Warrant Holder of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order;

               (vii) undertake to keep said registration statement and prospectus effective for a period of sixteen (16) months after such shares of Common Stock first become free to be sold under such registration statement; and

               (viii) furnish to the Warrant Holder as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of this Section 7, all in such quantities as such owners may from time to time reasonably request.

(e) All expenses incurred in connection with the registration pursuant to this Section 7 (excluding underwriters or brokers' fees, discounts and commissions), including, but not limited to, fees and expenses of counsel for the Company, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities in compliance with state securities or blue sky laws, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such registered owners, shall be borne by the Company.

SECTION 9.     RIGHTS AS STOCKHOLDER.

        Prior to the exercise of this Warrant, the Warrant Holder shall have no rights as a stockholder of the Company with respect to the Warrant Shares, including, but not limited to, any voting rights with respect to such shares, any rights to receive dividends or other distributions, and the right to be notified of stockholder meetings.

SECTION 10.    REPLACEMENT OF WARRANT.

        Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any of the foregoing, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

SECTION 11.    RESTRICTED SECURITIES.

        The securities evidenced by this Warrant have not been registered under the Securities Act or any other laws and have been issued in reliance upon an exemption from the registration requirements of the Securities Act and such other laws. Neither the securities evidenced by this certificate nor any interest or participation herein may be offered, sold, assigned, transferred, pledged, encumbered, hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from, or not subject to, the registration requirements of the Securities Act. Any replacement Warrants issued in accordance with the terms hereof and any Warrant Shares issued upon exercise hereof, shall bear the legend set forth at the head of this Warrant. Such legend shall only be removed in the event that the security which would otherwise bear such legend is registered pursuant to the Securities Act and the party seeking to remove such legend provides the Company with an opinion of counsel, which opinion shall be reasonably satisfactory to the Company, stating the removal of such legend is appropriate.

SECTION 12.    MISCELLANEOUS.

(a) NO WAIVER. No failure or delay on the part of the Company or the Warrant Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.


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



(b) AMENDMENTS, WAIVERS AND CONSENTS. Any provision of this Warrant may be amended by a written instrument signed by the Company and the Warrant Holder.

(c) ADDRESSES FOR NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, upon confirmed transmission by telecopier, upon delivery by overnight courier, or five days after deposit in the mail, by registered or certified mail, postage prepaid, addressed:

               (i)    if to the Company, to:

                                Zhongpin Inc.
                                21 Changshe Road
                                Changge City, Henan Provide
                                The People's Republic of China

                                Facsimile: (86) 0374-6227818
                                Attention: Mr. Ben Baoke

                      with copies to:
                                Zhongpin Inc. Beijing Representative Office
                                Room 605A, Tower A, Raycom Info Tech Park
                                No. 2 Kexueyuan South Road
                                Haidian District, Beijing 100080
                                The People's Republic of China

                                Facsimile: (86) 010-82862870
                                Attention: Ms. Yuanmei Ma

                                Pryor Cashman Sherman & Flynn LLP
                                410 Park Avenue
                                New York, New York 10022

                                Facsimile: 212-798-6830
                                Attention: Eric M. Hellige, Esq.


               (ii)   if to the Warrant Holder, to:

                                CCG Partners LLC
                                10960 Wilshire Boulevard, Suite 2050
                                Los Angeles, CA 90024

                                Facsimile: (310) 231-8663
                                Attention: Mr. Bill Coffin

(d) ARBITRATION. If the parties hereto are unable to resolve any dispute under this Warrant by negotiations, the dispute shall be exclusively settled by confidential arbitration under the then current Commercial Arbitration Rules of the American Arbitration Association in New York, New York by three arbitrators, one selected by the Company, one by the Warrant Holder and the third by the two so selected. Judgment upon any arbitrators' award may be entered in any court


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


        having jurisdiction. The arbitrators shall have no authority to amend this Warrant.

(e) BINDING EFFECT; ASSIGNMENT. The terms of this Warrant shall be binding upon and inure to the benefit of each of the Company and the Warrant Holder and may not be assigned by any without the prior written consent of the other party.

(f) ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

(e) SEVERABILITY. The provisions of this Warrant are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Warrant shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Warrant, and this Warrant shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

(g) GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

(h)     HEADINGS.   The  headings  in  this  Warrant  are  included  herein  for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

        IN WITNESS WHEREOF, this Warrant was duly executed by the undersigned as of the date first set forth above.

                                             ZHONGPIN INC.


                                             By:  /S/ XIANFU ZHU
                                                  ------------------------------
                                                  Name:  XIANFU ZHU
                                                  Title: CHIEF EXECUTIVE OFFICER

Agreed and Accepted by:

CCG PARTNERS LLC


By: /S/ WILLIAM F. COFFIN
    ------------------------------
    Name:  WILLIAM F. COFFIN
    Title: MANAGING PARTNER

                                                                       EXHIBIT A
                              WARRANT EXERCISE FORM

                                  ZHONGPIN INC.

        The undersigned (the "WARRANT HOLDER") hereby irrevocably exercises the right to purchase __________________ shares of Common Stock, $.001 par value per share, of Zhongpin Inc., an entity organized and existing under the laws of the State of Delaware (the "COMPANY"), evidenced by the attached Warrant, and herewith makes payment of the Aggregate Exercise Price for such shares in full in the form of (check as appropriate):

        _____ certified or bank check in the amount of $______ per share for an aggregate amount of $___________ or;

        _____ by wire transfer of immediately available funds to an account designated by the Company.

        By delivering this Warrant Exercise Form, the undersigned agrees to be subject to the terms and conditions of the attached Warrant.

        The undersigned requests that stock certificate(s) for the shares to be issued pursuant to this Warrant Exercise Form, and any Warrant representing any unexercised portion hereof, be issued in the name of the Warrant Holder and delivered to the undersigned at the address set forth below and be registered on the books and records of the Company with the transfer agent.

Dated:
      -----------------------------------------



-----------------------------------------------
Signature of Warrant Holder



-----------------------------------------------
Name of Warrant Holder (Print)



-----------------------------------------------
Address



                                     NOTICE

        The signature to the foregoing Warrant Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration, enlargement or any other change whatsoever.